UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    _______

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                     ______

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                    (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2016

                  DATE OF REPORTING PERIOD: DECEMBER 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

                        THE ADVISORS' INNER CIRCLE FUND

                              SAROFIM EQUITY FUND

ANNUAL REPORT                                                  DECEMBER 31, 2016

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1
Managment's Discussion of Fund Performance ................................    6
Schedule of Investments ...................................................    9
Statement of Assets and Liabilites ........................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Financial Highlights ......................................................   16
Notes to Financial Statements .............................................   17
Report of Registered Independent Public Accounting Firm ...................   26
Disclosure of Fund Expenses ...............................................   27
Trustees and Officers of The Advisors' Inner Circle Fund ..................   30
Notice to Shareholders ....................................................   36


The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund's Forms N-Q are available on the SEC's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-727-6346; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholders:

With trends in corporate profits turning the corner and resuming growth in the second half of 2016, US equity markets found the strength to push higher, ending the stall that began in May 2015. The S&P 500 set new records for closing index values beginning in July and carrying through to December while the Dow Jones Industrial Average made a serious attempt to break the 20,000 level. Propelled by the improving momentum in earnings growth and then by optimism surrounding the results of the US elections, the S&P 500 generated a total return of 12.0% for the full year. From its inception in March 2009 through the end of this past year, the current bull market has spanned over 2,800 days and seen the S&P 500 increase over 230%. That performance qualifies as the second longest and third strongest advance since the S&P 500 began in 1928. While the market's assessment of the election impact might be a little exaggerated, we believe that the support from earnings growth should continue to provide the fuel to move the market upward. Furthermore, with superior earnings growth prospects and more reasonable valuations, our portfolio companies appear poised to generate the financial results needed for further gains.

At the conclusion of our last letter, which just followed the United Kingdom's "Brexit" referendum, we noted that there was a tremendous sense of dissatisfaction with the failure of economies around the world to deliver improving living standards. Riding such sentiment, Donald Trump won the Presidential election, and the Republican party performed much better than expected in its Congressional races, preserving majorities in the Senate and the House. As those results became clear, the futures market initially reacted negatively to the surprise in overnight trading. However, investors then focused on the prospects for lower regulation, lower taxes, and greater fiscal stimulus, engendering a stock rally and a powerful, risk-seeking rotation in the marketplace. Smaller capitalization stocks outperformed large; value stocks outperformed growth; cyclical and bank stocks outperformed defensives; and domestically-oriented companies outperformed global ones. Many of these post-election moves were so large that they dramatically impacted returns for the full year.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

                             Post-Election Returns (%)
                               11/18/16 - 12/30/16
--------------------------------------------------------------------------------
                                        vs.
                                        ---
     Small Cap Stocks                                Large Cap Stocks
       Russell 2000 Index   13.6               4.5     Russell Top 200 Index

     Value Stocks                                    Growth Stocks
       S&P Barra Value      7.2                1.7     S&P Barra Growth

     Sectors                                         Sectors
       S&P 500 Financials   16.5              -1.6     S&P 500 Consumer Staples
       S&P 500 Industrials  7.0               -1.0     S&P 500 Utilities


While Brexit caused precipitous drops in bond yields worldwide, Trump's victory immediately raised US interest rates. The yield on the benchmark 10-year US Treasury note, which began the year at 2.27%, fell to a low of 1.37% in July after the jolt from the UK. Having risen back to 1.88% by election day, the yield climbed as high as 2.60% in mid-December. Investors anticipated a shift to larger deficits and pro-growth policies would raise the likelihood of inflation and the future trajectory of Federal Reserve interest rate increases. Fed officials had already telegraphed plans for an interest rate hike prior to the election, and they followed through at the December meeting, raising the Fed Funds rate by a quarter percent, like they did one year before. Therefore, over the course of 2016, the midpoint of the targeted range for the Fed Funds rate rose 25 basis points to 0.63%, and the yield on the 10-year Treasury note rose 18 basis points to 2.45% . While the year may have felt like a roller coaster to bond traders, the net effect was a measured increase across the yield curve. With a slight increase in yields combining with their already paltry level, the Barclays Aggregate Index of fixed income instruments returned 2.7% for the full year. That low single-digit return is consistent with our expectations for what investors in these markets stand to achieve for the time being. We also expect the yield curve to continue to shift upward in a gradual fashion. On the short end, the Federal Reserve is signaling three separate 25 basis point hikes in 2017. On the longer end of the curve, investors will most likely demand higher yields to compensate them for rising inflation risk caused by steady economic growth, low unemployment, and the potential for some fiscal stimulus.

Completing a five year stretch where the S&P 500's total return has beaten the MSCI EAFE Index of foreign stocks by approximately 7.5% annually, foreign markets

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

again trailed the returns of US stocks in 2016. Measured in local currencies, the EAFE index provided a return of 5.9%; once translated back into dollars, those returns shrank to only 1.5% . In the past several years, the strength of the US dollar has clearly driven some of this return difference. However, corporate profit growth for the companies in the S&P 500 has also been markedly superior to those in other regions. Even fighting against the dollar's appreciation, forward earnings estimates for the S&P 500 have risen 35% from December 2007 to the end of 2016. Over the same time period, forward earnings for the MSCI Japan and MSCI Europe indices have declined by 2% and 19%, respectively. Donald Trump is promising to "Make America Great Again," but in the category of corporate profitability, the country certainly never lost its leadership position!

S&P profits now appear poised to register material improvement in 2017 and 2018, creating a favorable backdrop for additional stock price gains. A 3.1% increase in the third quarter of 2016 represented a return to year-over-year growth in S&P profits after two years in which the drop in the price of oil and the rise in the value of the US dollar relative to other currencies combined to prevent that growth. Using estimates from David Bianco at Deutsche Bank, S&P 500 earnings growth could improve to 9.2% in 2017, from a level of approximately $119 per share in 2016 to $130 per share in 2017. Bianco sees another 7.7% increase to $140 per share in 2018, and if President Trump and the Republican Congress agree on a corporate tax cut, his figures suggest a 4% increase in net income for every 5% reduction in the current 35% federal corporate income tax rate.

Furthermore, we expect superior growth to continue in 2018 and beyond, and we believe most of the stocks owned in our portfolios should be beneficiaries of the proposed tax plans being discussed by President Trump and Congressional leaders. Some holdings would find greater benefits in tax rate reductions on their domestic earnings while others might see opportunities created by an ability to repatriate significant foreign cash balances. While we foresee faster growth in earnings per share at the companies in our portfolio, the typical Sarofim portfolio is trading at a discount to the S&P 500. Based on our expectations for 2017 earnings, the Sarofim portfolio's price-earnings multiple is 16.3x, a 15% discount to the S&P 500. As a result, we are optimistic about the portfolio's future return potential. Combined with the downside protection that our portfolio has traditionally provided, as this bull market and economic cycle stretches into its ninth year, we believe that combination of return potential and risk mitigation should strike an increasing number of investors as very attractive.

Although investors have generally been excited and optimistic about the economy and equity markets since the election, it is important to recognize that most of the problems that have constrained growth worldwide did not just disappear.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

At the margin, less regulation, lower taxes, and some additional fiscal stimulus could definitely help. However, high levels of debt outstanding, aging demographics, lower investment, weak productivity growth, and numerous geopolitical concerns remain. In particular, the massive growth of debt over the past decade will likely act as a brake on economic activity and the government's ability to finance its programs. The reality of a $20 trillion federal debt is that every fifty basis point increase in its cost represents $100 billion per year in extra interest expense. Furthermore, some of the policies--or tweets!--of the incoming administration and Congress may not be as friendly to business as the market has initially assumed, especially surrounding trade, taxes, or health care. We remain convinced that our portfolios are well-positioned to generate superior risk-adjusted returns over the long term, and we will continue to analyze the ever-changing environment and adjust accordingly. As always, we welcome your questions and thank you for the trust that you have placed in our firm.

THIS MATERIAL REPRESENTS THE MANAGER'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

MUTUAL FUND INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. A COMPANY MAY REDUCE OR ELIMINATE ITS DIVIDEND, CAUSING LOSSES TO THE FUND. INTERNATIONAL INVESTMENTS MAY INVOLVE RISK OF CAPITAL LOSS FROM UNFAVORABLE FLUCTUATION IN CURRENCY VALUES, DIFFERENCES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, OR FROM SOCIAL, ECONOMIC, OR POLITICAL INSTABILITY IN OTHER NATIONS.

The Standard & Poor's 500R Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

The Barclay's US Aggregate Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors. U.S. Agency Hybrid Adjustable Rate Mortgage (ARM) securities were added to the U.S. Aggregate Index on April 1, 2007, but are not eligible for the Global Aggregate Index. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.

The volatility of the indices referenced above may be materially different from that of Fayez Sarofim & Co.'s products. In addition, Fayez Sarofim & Co.'s holdings may differ significantly from the securities that comprise the highlighted indices. The referenced indices have not been selected to represent an appropriate benchmark to compare investor performance, but rather are disclosed to allow for comparison of investor

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

Management's Discussion of Fund Performance and Analysis:

U.S. equities started 2016 on a fraught note as diverging monetary policies, collapsing commodity prices and worries about a slowdown in China stoked recession fears and sent stock markets on a record-setting nosedive. The prospect for stronger global growth was a key inflection point in the first quarter that saw risk appetites return and, with them, a broad-based market rotation towards cyclicality that persisted through year-end. The S&P 500 rebounded in response to the improving growth outlook, and quickly recovered from wild swings brought by the U.K. vote and U.S. election to end the year with a respectable low-teens gain. Energy was the best performing sector, followed by telecommunication and financials. Health care was the weakest sector and the only sector of the index to decline. The S&P SmallCap 600 outperformed the S&P 500 and the S&P MidCap 400 indices, reflecting the risk-on environment that prevailed in 2016.

The Sarofim Equity Fund generated a total return of 7.56% for 2016 compared to 11.96% for the S&P 500. For the full 12-month period, the largest contributor to the fund's relative performance was the underweight and selectively focused representation in consumer discretionary. Avoidance of specialty retail stocks and positioning in the luxury goods segment of the sector were particularly advantageous. The overweight to energy was beneficial, and more than offset the impact of unfavorable stock focus within the sector. Energy rebounded in 2016 as the world's largest producers agreed to curb production and crude oil prices found firmer footing. The lack of exposure to the real estate sector also added value relative to the index. The primary factor that detracted from relative and absolute performance was stock selection in the health care sector. Widespread weakness in pharmaceutical and equipment holdings proved to be costly and offset favorable selection decisions in the health care providers industry. The fund's underweight sector allocation, however, provided an ameliorative effect on relative results as increasing political and regulatory scrutiny over drug pricing exerted downward pressure on the sector throughout much of the year. The overweight in Consumer Staples and weakness in key holdings in the beverages and food products segments of the sector also pressured relative performance. Finally, stock selection in financials weighed on relative results, largely due to positioning in the capital markets and consumer finance industries of the sector. The largest contributors to the Portfolio's return for the year were Chevron, Texas Instruments, Exxon Mobil, JPMorgan Chase and Altria Group. The largest detractors were Novo Nordisk, Gilead Sciences, Alexion Pharmaceuticals, Roche Holding and Abbott Laboratories.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

Though secular forces continue to restrain the global economy's capacity for rapid expansion, we believe rising consumption, improving profits, and the prospect for some fiscal stimulus support a modest uptick in U.S. growth in 2017. Our forecast calls for modest but positive equity gains in 2017 as an improving economic climate and stimulative fiscal policies support self-reinforcing capital spending and profit growth.

As investors navigate a major shift in political regime and a return to gradual monetary tightening, increased volatility might be expected to precipitate a renewed focus on high-quality companies that are less vulnerable to market fluctuations. Fayez Sarofim & Co.'s investment approach emphasizes financially sound companies with stable earnings streams and disciplined capital redeployment policies. We believe these global industry leaders have the scale and financial resources to pursue their growth initiatives and protect their margins as labor and interest costs rise. Furthermore, sustainable cash flows and lower levels of debt should enable these companies to maintain or increase payouts to shareholders without harming their balance sheets, offering a degree of limited downside risk in adverse market conditions.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

THE STANDARD & POOR'S 500R INDEX (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

THE S&P SMALLCAP 600R measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

THE S&P MIDCAP 400R provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500R, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
                                                             (UNAUDITED)
--------------------------------------------------------------------------------

Comparison of Change in the Value of a $10,000 investment in the Sarofim Equity Fund, versus the S&P 500 Index

                            -------------------------------------
                                    AVERAGE ANNUALRETURN
                                   TOTAL FOR PERIOD ENDED
                                     DECEMBER 31, 2016*
                            -------------------------------------
                                                  Annualized
                                                 Inception to
                             One Year Return         Date**
                            -------------------------------------
     Sarofim Equity Fund          7.56%              4.69%
                            -------------------------------------
        S&P 500 Index            11.96%              9.19%
                            -------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

--------------------------------------------------------------------------------
    Initial Investment Date      1/17/14      Dec 14       Dec 15       Dec 16
--------------------------------------------------------------------------------
Sarofim Equity Fund, Retail      $10,000      $11,023      $10,646      $11,450
--------------------------------------------------------------------------------
S&P 500 Index                    $10,000      $11,421      $11,579      $12,964
--------------------------------------------------------------------------------

* IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

**   THE FUND COMMENCED OPERATIONS ON JANUARY 17, 2014.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND.

THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 7

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)+
--------------------------------------------------------------------------------

23.4% Consumer Staples
21.8% Information Technology
15.7% Financials
11.5% Energy
10.7% Health Care
 9.9% Consumer Discretionary
 4.9% Industrials
 1.9% Materials
 0.2% Short-Term Investments

+ PERCENTAGES BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
COMMON STOCK -- 99.4%
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
BELGIUM -- 1.2%
   Anheuser-Busch InBev ADR ...................... 10,630           $ 1,120,827
                                                                    -----------

CANADA -- 1.3%
   Canadian Pacific Railway ......................  8,555             1,221,397
                                                                    -----------

DENMARK -- 1.6%
   Novo NordiskADR ............................... 42,900             1,538,394
                                                                    -----------

FRANCE -- 1.3%
   Christian Dior ADR ............................ 23,600             1,224,132
                                                                    -----------

NETHERLANDS -- 1.2%
   ASML Holding, ClG .............................  9,945             1,115,829
                                                                    -----------

SWITZERLAND -- 5.5%
   Nestle ADR .................................... 33,748             2,421,082
   Novartis ADR .................................. 17,126             1,247,458
   Roche Holding ADR ............................. 57,480             1,639,904
                                                                    -----------
                                                                      5,308,444
                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
UNITED STATES -- 87.3%
CONSUMER DISCRETIONARY -- 8.6%
   Comcast, ClA .................................. 30,768           $ 2,124,530
   McDonald's .................................... 10,123             1,232,172
   NIKE, ClB ..................................... 15,860               806,164
   Target ........................................  6,354               458,949
   Twenty-First Century Fox, ClA ................. 39,330             1,102,813
   Twenty-First Century Fox, ClB ................. 11,491               313,130
   Walt Disney ................................... 20,762             2,163,816
                                                                    -----------
                                                                      8,201,574
                                                                    -----------

CONSUMER STAPLES -- 19.6%
   Altria Group .................................. 53,017             3,585,010
   Coca-Cola ..................................... 77,712             3,221,939
   Estee Lauder, ClA ............................. 20,532             1,570,493
   Kraft Heinz ...................................  4,495               392,503
   PepsiCo ....................................... 19,120             2,000,526
   Philip Morris International ................... 55,364             5,065,252
   Procter & Gamble .............................. 14,228             1,196,290
   Walgreens BootsAlliance ....................... 19,753             1,634,758
                                                                    -----------
                                                                     18,666,771
                                                                    -----------

ENERGY -- 11.5%
   Chevron ....................................... 23,622             2,780,310
   ConocoPhillips ................................ 20,624             1,034,087
   Enterprise Products Partners (A) .............. 36,980               999,939
   Exxon Mobil ................................... 40,518             3,657,155
   Occidental Petroleum .......................... 22,491             1,602,034
   Plains All American Pipeline (A) .............. 27,100               875,059
                                                                    -----------
                                                                     10,948,584
                                                                    -----------

FINANCIALS -- 15.6%
   American Express .............................. 24,310             1,800,885
   Berkshire Hathaway, ClB * .....................  2,109               343,724
   BlackRock, ClA ................................  5,785             2,201,424
   Chubb ......................................... 21,081             2,785,222
   Intercontinental Exchange ..................... 20,500             1,156,610
   JPMorgan Chase ................................ 35,759             3,085,644
   S&P Global ....................................  8,583               923,016
   State Street .................................. 19,280             1,498,441
   Wells Fargo ................................... 19,605             1,080,432
                                                                    -----------
                                                                     14,875,398
                                                                    -----------

HEALTH CARE -- 6.0%
   Abbott Laboratories ........................... 37,415             1,437,110


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------
                                                   SHARES              VALUE
                                                   ------              -----
UNITED STATES -- (CONTINUED)
HEALTH CARE -- (CONTINUED)
   AbbVie ........................................ 28,213           $ 1,766,698
   Celgene * .....................................  9,850             1,140,138
   Gilead Sciences ............................... 11,221               803,536
   UnitedHealth Group ............................  3,500               560,140
                                                                    -----------
                                                                      5,707,622
                                                                    -----------

INDUSTRIALS -- 3.6%
   Union Pacific ................................. 13,978             1,449,239
   United Technologies ........................... 18,346             2,011,089
                                                                    -----------
                                                                      3,460,328
                                                                    -----------

INFORMATION TECHNOLOGY -- 20.6%
   Alphabet, ClC * ...............................  2,750             2,122,505
   Apple ......................................... 41,694             4,828,999
   Automatic Data Processing .....................  5,175               531,886
   Facebook, ClA* ................................ 29,700             3,416,985
   Microsoft ..................................... 48,310             3,001,983
   Oracle ........................................ 25,219               969,671
   Texas Instruments ............................. 38,201             2,787,527
   VeriSign * ....................................  7,800               593,346
   Visa, ClA ..................................... 17,900             1,396,558
                                                                    -----------
                                                                     19,649,460
                                                                    -----------

MATERIALS -- 1.8%
   Air Products & Chemicals ......................  3,734               537,024
   Praxair ....................................... 10,608             1,243,151
                                                                    -----------
                                                                      1,780,175
                                                                    -----------
                                                                     83,289,912
                                                                    -----------

   TOTAL COMMON STOCK
       (Cost $60,739,166) ........................                   94,818,935
                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------

                                                        SHARES           VALUE
                                                        ------           -----
   JPMorgan 100% U.S. Treasury Securities Money
       Market Fund, 0.070% (B) ..................       55,010          $55,010
   SEI Daily Income Trust Government Fund, ClA,
       0.310% (B) ...............................      136,187          136,187
                                                                     -----------

   TOTAL SHORT-TERM INVESTMENTS
       (Cost $191,197) ..........................                       191,197
                                                                    -----------

   TOTAL INVESTMENTS-- 99.6%
       (Cost$60,930,363) ........................                   $95,010,132
                                                                    ===========

PERCENTAGES ARE BASED ON NET ASSETS OF $95,393,277.

*    NON-INCOME PRODUCING SECURITY.

(A) SECURITY CONSIDERED A MASTER LIMITED PARTNERSHIP. AT DECEMBER 31, 2016, SUCH SECURITIES AMOUNTED TO $1,874,998, OR 2.0% OF NET ASSETS

(B)  RATE SHOWN IS THE 7-DAY EFFECTIVE YIELD AS OF DECEMBER 31, 2016.


ADR -- AMERICAN DEPOSITARY RECEIPT
CL -- CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:

Investments at Value(Cost $60,930,363) ........................   $  95,010,132
Receivable for Investment Securities Sold .....................         256,895
Dividends Receivable ..........................................         184,361
Tax Reclaim Receivable ........................................          31,425
Prepaid Expenses ..............................................          16,198
                                                                  --------------
  TOTAL ASSETS ................................................      95,499,011
                                                                  --------------
LIABILITIES:
Payable due toAdviser .........................................          33,659
Payable due toAdministrator ...................................           8,470
Chief Compliance Officer Fees Payable .........................           1,597
Payable due to Trustees .......................................             288
Other Accrued Expenses ........................................          61,720
                                                                  --------------
  TOTAL LIABILITIES ...........................................         105,734
                                                                  --------------
NET ASSETS ....................................................   $  95,393,277
                                                                  ==============
NET ASSETS CONSIST OF:
Paid-in Capital ...............................................   $  60,954,002
Distributions in Excess of Net Investment Income ..............              (5)
Accumulated Net RealizedGain on Investments ...................         359,511
Net UnrealizedAppreciation on Investments .....................      34,079,769
                                                                  --------------
NET ASSETS ....................................................   $  95,393,277
                                                                  ==============
Outstanding Shares of Beneficial Interest
  (unlimited authorization -- no par value) ...................       9,535,508
                                                                  --------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE* .....   $       10.00
                                                                  ==============

* REDEMPTION PRICE PER SHARE MAY VARY DEPENDING ON THE LENGTH OF TIME SHARES ARE HELD.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             FOR THE YEAR ENDED
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .....................................................   $   2,396,146
Less: Foreign Taxes Withheld ..................................         (50,253)
                                                                  --------------
  TOTAL INVESTMENT INCOME .....................................       2,345,893
                                                                  --------------
EXPENSES:
InvestmentAdvisory Fees .......................................         483,999
Administration Fees ...........................................          99,999
Trustees' Fees ................................................          15,844
Chief Compliance Officer Fees .................................           5,815
Legal Fees ....................................................          35,247
Transfer Agent Fees ...........................................          28,018
Audit Fees ....................................................          25,300
Registration and Filing Fees ..................................          21,912
Printing Fees .................................................          19,316
Custodian Fees ................................................           5,000
Other Expenses ................................................          12,493
                                                                  --------------
  TOTAL EXPENSES ..............................................         752,943
                                                                  --------------
Less:
  Waiver of InvestmentAdvisory Fees ...........................         (75,333)
                                                                  --------------
NET EXPENSES ..................................................         677,610
                                                                  --------------
NET INVESTMENT INCOME .........................................       1,668,283
                                                                  --------------
NET REALIZED GAIN ON INVESTMENTS ..............................         372,315
NET CHANGE IN UNREALIZEDAPPRECIATION ON INVESTMENTS ...........       5,194,041
                                                                  --------------
NETREALIZED AND UNREALIZED GAINON INVESTMENTS .................       5,566,356
                                                                  --------------
NETINCREASE IN NETASSETS RESULTING FROM OPERATIONS ............   $   7,234,639
                                                                  ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          YEAR ENDED            YEAR ENDED
                                                                         DECEMBER 31,          DECEMBER 31,
                                                                             2016                  2015
                                                                        -------------         -------------
OPERATIONS:
  Net Investment Income ..............................................  $   1,668,283         $   2,034,016
  Net RealizedGain on Investments ....................................        372,315             5,328,140
  Net Change in UnrealizedAppreciation (Depreciation) on
    Investments ......................................................      5,194,041           (10,959,944)
                                                                        --------------        --------------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING FROM
    OPERATIONS .......................................................      7,234,639            (3,597,788)
                                                                        --------------        --------------
DIVIDENDS AND DISTRIBUTIONS:
  Net Investment Income ..............................................     (1,676,052)           (2,035,306)
  Net Realized Gain ..................................................         (3,830)           (6,382,582)
                                                                        --------------        --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................................     (1,679,882)           (8,417,888)
                                                                        --------------        --------------
CAPITAL SHARE TRANSACTIONS:
  Issued .............................................................      2,409,825             3,622,334
  Reinvestment of Dividends and Distributions ........................        951,902             6,797,068
  Redemption Fees (see Note 2) .......................................            280                   201
  Redeemed ...........................................................    (11,578,801)           (9,102,245)
                                                                        --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
    TRANSACTIONS .....................................................     (8,216,794)            1,317,358
                                                                        --------------        --------------
  TOTAL DECREASE IN NET ASSETS .......................................     (2,662,037)          (10,698,318)
                                                                        --------------        --------------
NET ASSETS:
  Beginning of Year ..................................................     98,055,314           108,753,632
                                                                        --------------        --------------
  End of Year (Including Undistributed (Distributions in
    Excess of) Net Investment Income of $(5) and $11,089,
    respectively) ....................................................  $  95,393,277         $  98,055,314
                                                                        ==============        ==============
SHARE TRANSACTIONS:
  Issued .............................................................        262,298               340,040
  Reinvestment of Dividends and Distributions ........................         98,218               708,681
  Redeemed ...........................................................     (1,193,476)             (863,719)
                                                                        --------------        --------------
  NETINCREASE (DECREASE) IN SHARES OUTSTANDING FROM
    SHARE TRANSACTIONS ...............................................       (832,960)              185,002
                                                                        ==============        ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         SELECTED PER SHARE DATA & RATIOS
                                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                       YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                                       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                           2016               2015              2014*
                                                       ------------       ------------      -------------
Net Asset Value, Beginning of Period ................   $   9.46           $  10.68           $  10.00
                                                       ------------       ------------      -------------
Income (Loss) from Investment Operations:
 Net Investment Income(1) ...........................       0.17               0.20               0.20
 Net Realized and Unrealized Gain (Loss) ............       0.54              (0.57)              0.82
                                                       ------------       ------------      -------------
 Total from Investment Operations ...................       0.71              (0.37)              1.02
                                                       ------------       ------------      -------------
Redemption Fees .....................................       0.00^              0.00^              0.00^
                                                       ------------       ------------      -------------
Dividends and Distributions:
 Net Investment Income ..............................      (0.17)             (0.20)             (0.22)
                                                       ------------       ------------      -------------
 Net Realized Gains .................................       0.00^             (0.65)             (0.12)
                                                       ------------       ------------      -------------
 Total Dividends and Distributions ..................      (0.17)             (0.85)             (0.34)
                                                       ------------       ------------      -------------
Net Asset Value, End of Period ......................   $  10.00           $   9.46           $  10.68
                                                       ============       ============      =============
TOTAL RETURN+ .......................................       7.56%             (3.43)%            10.23%
                                                       ============       ============      =============
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ...............   $ 95,393           $ 98,055           $108,754
Ratio of Expenses to Average Net Assets .............       0.70%              0.70%              0.70%**
Ratio of Expenses to Average Net Assets
 (Excluding Waivers) ................................       0.78%              0.77%              0.82%**
Ratio of Net Investment Income to Average
 Net Assets .........................................       1.72%              1.94%              1.95%**
Portfolio Turnover Rate .............................          5%                12%                11%***

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURN SHOWN DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVEDITS FEE AND/OR REIMBURSED OTHER EXPENSES.

^    AMOUNT REPRESENTS LESS THAN $. 01 PER SHARE

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

*    THE FUND COMMENCED OPERATIONS ON JANUARY 17, 2014.

**   ANNUALIZED.

***  NOT ANNUALIZED.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATIONS:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Sarofim Equity Fund (the "Fund"). The Fund is diversified and its investment objective is to seek long-term capital appreciation consistent with the preservation of capital; current income is a secondary goal. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the Significant Accounting Policies followed by the Fund. The Fund is an investment company in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

     USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2016, there were no securities valued in accordance with the Fair Value Procedures.

     In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

     o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     As of December 31, 2016, all of the Fund's investments were valued using Level 1 inputs. For details of the investment classification, reference the Schedule of Investments. For the year ended December 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2016, the Fund did not hold any Level 3 securities.

     For the year ended December 31, 2016, there have been no significant changes to the Fund's fair valuation methodology.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes have been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended December 31, 2016, the Fund did not have a liability for any uncertain tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

     soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     MASTER LIMITED PARTNERSHIPS ("MLPS") -- Entities commonly referred to as "MLPs" are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

     The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund distributes substantially all of its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 90 days. For the years ended December 31, 2016 and December 31, 2015 the Fund retained fees of $280 and $201, respectively. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisors and service providers, as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, CUSTODIAN AND TRANSFER AGENT AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee which will vary depending the number of share classes and the on the average daily net assets of the Fund. For the year ended December 31, 2016, the Fund was charged $99,999 for these services.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

MUFG Union Bank, N.A. serves as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Atlantic Fund Services, LLC, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.   INVESTMENT ADVISORY AGREEMENT:

Under the terms of an investment advisory agreement, Fayez Sarofim & Co. (the "Adviser") provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.70% of the Fund's average daily net assets until April 30, 2017. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 30, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.70% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

At December 31, 2016, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:


                                   SUBJECT TO
                                REPAYMENT UNTIL
    PERIOD ENDING                 DECEMBER 31                 AMOUNT
--------------------            ----------------        ---------------
1/17/2014-12/31/2014*                 2017              $       113,345
1/01/2015-12/31/2015                  2018                       73,246
1/01/2016-12/31/2016                  2019                       75,333
                                                        ---------------
                                                        $       261,924
                                                        ===============
*    Commenced operation on January 17, 2014.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------


6.   INVESTMENT TRANSACTIONS:

For the year ended December 31, 2016, the Fund made purchases of $5,254,742 and sales of $13,731,771 in investment securities other than long-term U.S. Government and short-term securities. For the year ended December 31, 2016, there were no purchases or sales of long-term U.S. Government securities.

7.   FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences are primarily attributable to tax adjustments on investments in Master Limited
Partnerships:

               UNDISTRIBUTED        ACCUMULATED NET
               NET INVESTMENT       REALIZED GAIN/      PAID IN
               INCOME/(LOSS)             LOSS           CAPITAL
               --------------       ---------------     -------
                  $(3,325)              $3,948           $(623)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the year ended December 31, 2016 was as follows:

                 ORDINARY            LONG-TERM
                  INCOME           CAPITAL GAIN          TOTAL
               -----------         ------------       -----------
     2016      $ 1,676,092         $     3,790        $ 1,679,882
     2015        2,112,908           6,304,980          8,417,888

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

     Undistributed Long-Term Capital Gains           $    219,914
     UnrealizedAppreciation                            34,219,383
     Other Temporary Differences                              (22)
                                                     -------------
     Total Distributable Earnings                    $ 34,439,275
                                                     =============

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future net capital gains. As of December 31, 2016, the Fund has no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to partnership adjustments. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at December 31, 2016, were as follows:

                       AGGREGATE GROSS     AGGREGATE GROSS
                          UNREALIZED          UNREALIZED       NET UNREALIZED
  FEDERAL TAX COST       APPRECIATION        DEPRECIATION       APPRECIATION
  ----------------     ---------------     ---------------     --------------
  $     60,790,749     $    36,847,392     $   (2,628,009)     $   34,219,383

8.   CONCENTRATION OF RISKS:

DIVIDEND PAYING SECURITIES RISK -- The emphasis on dividend-paying securities involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund's.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

9.   OTHER:

At December 31, 2016, 51% of total shares outstanding were held by two affiliated shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of numerous shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.  REGULATORY MATTERS

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule which introduces two new regulatory reporting forms for investment companies -- Form N-PORT and Form N-CEN -- also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund's current financial statement presentation and expects that the Fund will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

11.  SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events throughthe date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of The Advisors' Inner Circle Fund and the Shareholders of Sarofim Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sarofim Equity Fund (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2017

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

          The table on the next page illustrates your Fund's costs in two ways:

     o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

          You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

     o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

--------------------------------------------------------------------------------
                           BEGINNING       ENDING                      EXPENSES
                            ACCOUNT        ACCOUNT      ANNUALIZED       PAID
                             VALUE          VALUE        EXPENSE        DURING
                            07/01/16       12/31/16       RATIOS        PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN        $1,000.00      $1,039.50        0.70%          $3.59
HYPOTHETICAL 5% RETURN     1,000.00       1,021.62        0.70            3.56
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one- half year period.)

                      This Page Intentionally Left Blank.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Trustees." Messrs. Nesher and Doran

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(3,4)
------------------------------------------------------------------------------------------------------------------------------------
ROBERT NESHER                    Chairman of the                 SEI employee 1974 to present; currently
(BORN: 1946)                     Board of Trustees               performs various services on behalf of
                                 (Since 1991)                    SEI Investments for which Mr. Nesher is
                                                                 compensated.
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                 Trustee                         Self-Employed Consultant since 2003. Partner
(BORN: 1940)                     (Since 1991)                    at Morgan, Lewis & Bockius LLP (law firm) from
                                                                 1976 to 2003. Counsel to the Trust, SEI
                                                                 Investments, SIMC, the Administrator and the
                                                                 Distributor.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
JOHN K. DARR                     Trustee                         Retired. Chief Executive Officer, Office of
(BORN: 1944)                     (Since 2008)                    Finance, Federal Home Loan Banks, from 1992
                                                                 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH T. GRAUSE, JR.            Trustee                         Self-Employed Consultant since January 2012.
(BORN: 1952)                     (Since 2011)                    Director of Endowments and Foundations,
                                                                 Morningstar Investment Management, Morningstar,
                                                                 Inc., 2010 to 2011. Director of International
                                                                 Consulting and Chief Executive Officer
                                                                 of Morningstar Associates Europe Limited,
                                                                 Morningstar, Inc., 2007 to 2010. Country
                                                                 Manager -- Morningstar UK Limited, Morningstar,
                                                                 Inc., 2005 to 2007.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.
(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.
(3) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940Act by virtue of their affiliation with the Distributor and/or its affiliates.
(4)  Trustees oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-727-6346. The following chart lists Trustees and Officers as of December 31, 2016.

                              OTHER DIRECTORSHIPS
                         HELD IN THE PAST FIVE YEARS(2)
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments--Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors' Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments--Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments -- Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O'Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
(CONTINUED)(3)
------------------------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON              Trustee (Since 2005) Retired.   Private Investor since 1994.
(BORN: 1942)
------------------------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKORIAN               Trustee (Since 2005)            Vice President, Compliance, AARP Financial Inc.
(BORN: 1943)                                                     from 2008-2010. Self-Employed Legal and Financial
                                                                 Services Consultant since 2003.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE R. SPECA                   Trustee (Since 2011)            Global Head of Asset Allocation, Manulife Asset
(BORN: 1956)                                                     Management (subsidiary of Manulife Financial),
                                                                 2010 to 2011. Executive Vice President -- Investment
                                                                 Management Services, John Hancock Financial
                                                                 Services (subsidiary of Manulife Financial), 2003
                                                                 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.          Trustee                         Retired since 2012. Self-Employed Consultant,
(BORN: 1942)                     Lead Independent                Newfound Consultants Inc., 1997 to 2011.
                                 Trustee
                                 (Since 1999)
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL BEATTIE                  President                       Director of Client Service, SEI Investments
(BORN: 1965)                     (since 2011)                    Company, since 2004.
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN CONNORS                  Treasurer, Controller and       Director, SEI Investments, Fund Accounting since
(BORN: 1984)                     Chief Financial Officer         2014. Audit Manager, Deloitte & Touche LLP, from
                                 (since 2015)                    2011 to 2014. Audit Supervisor, BBD, LLP (formerly
                                                                 Briggs, Bunting & Dougherty, LLP), from 2007 to
                                                                 2011.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

(2) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

(3)  Trustees oversee 56 funds in The Advisors' Inner Circle Fund.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

                              OTHER DIRECTORSHIPS
                         HELD IN THE PAST FIVE YEARS(2)
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.
--------------------------------------------------------------------------------

Current Directorships: Trustee of The Advisors' Inner Circle Fund II, Bishop Street Funds and The KP Funds.
--------------------------------------------------------------------------------

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI's Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                 POSITION WITH TRUST                         PRINCIPAL
                                 AND LENGTH OF TIME                         OCCUPATION
NAME AND YEAR OF BIRTH                SERVED(1)                       IN THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
DIANNE M. DESCOTEAUX             Vice President and              Counsel at SEI Investments since 2010. Associate at
(BORN: 1977)                     Secretary (Since 2011)          Morgan, Lewis & Bockius LLP from 2006 to 2010.
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY                    Chief Compliance                Chief Compliance Officer of SEI Structured Credit
(BORN: 1962)                     Officer (Since 2006)            Fund, LP since June 2007. Chief Compliance Officer
                                                                 of SEI Alpha Strategy Portfolios, LP from June 2007
                                                                 to September 2013. Chief Compliance Officer of The
                                                                 Advisors' Inner Circle Fund II, Bishop Street Funds,
                                                                 The KP Funds, The Advisors' Inner Circle Fund III,
                                                                 Winton Series Trust, Winton Diversified Opportunities
                                                                 Fund (closed-end investment company), Gallery
                                                                 Trust, SEI Institutional Managed Trust, SEI Asset
                                                                 Allocation Trust, SEI Institutional International Trust,
                                                                 SEI Institutional Investments Trust, SEI Daily Income
                                                                 Trust, SEI Tax Exempt Trust, Adviser Managed Trust,
                                                                 New Covenant Funds, SEI Insurance Products Trust
                                                                 and SEI Catholic Values Trust. Chief Compliance
                                                                 Officer of SEI Opportunity Fund, L.P. until 2010. Chief
                                                                 Compliance Officer of O'Connor EQUUS (closed-
                                                                 end investment company) to 2016. Chief Compliance
                                                                 Officer of SEI Liquid Asset Trust to 2016.
------------------------------------------------------------------------------------------------------------------------------------
LISA WHITTAKER                   Vice President and              Attorney, SEI Investments Company (2012-present).
(BORN: 1978)                     Assistant Secretary             Associate Counsel and Compliance Officer, The
                                 (Since 2013)                    Glenmede Trust Company, N.A. (2011-2012).
                                                                 Associate, Drinker Biddle & Reath LLP (2006-2011).
------------------------------------------------------------------------------------------------------------------------------------
JOHN Y KIM                       Vice President and              Attorney, SEI Investments Company (2014-present).
(BORN: 1981)                     Assistant Secretary             Associate, Stradley Ronon Stevens & Young, LLP
                                 Since 2014)                     (2009-2014).
------------------------------------------------------------------------------------------------------------------------------------
BRIDGET E. SUDALL                Anti-Money Laundering           Senior Associate and AML Officer, Morgan Stanley
(BORN: 1980)                     Compliance Officer and          Alternative Investment Partners from April 2011 to
                                 Privacy Officer (since          March 2015. Investor Services Team Lead, Morgan
                                 2015)                           Stanley Alternative Investment Partners from 2007 to
                                                                 2011.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

                              OTHER DIRECTORSHIPS
                          HELD IN THE PAST FIVE YEARS
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.











--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

                                     None.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                              SAROFIM EQUITY FUND
                                                             DECEMBER 31, 2016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have a December 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended December 31, 2016, the Fund is designating the following items with regard to distributions paid during the period.

                                                      DIVIDENDS
                                                      QUALIFYING
                                                      FOR CORPORATE                                                  QUALIFIED
LONG TERM        ORDINARY                             DIVIDEND          QUALIFYING     U.S.           INTEREST       SHORT-TERM
CAPITAL GAIN     INCOME             TOTAL             RECEIVABLE        DIVIDEND       GOVERNMENT     RELATED        CAPITAL
DISTRIBUTION     DISTRIBUTIONS      DISTRIBUTIONS     DEDUCTION(1)      INCOME(2)      INTEREST (3)   DIVIDENDS(4)   GAIN(5)
------------------------------------------------------------------------------------------------------------------------------------
0.23%            99.77%             100.00%           100.00%           100.00%        0.00%           0.00%          0.00%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECT- ED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2)  THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING
     DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH RELIEF RECONCILIATIONACT OF 2003 AND ITS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDEND" AND IS REFLECTED AS A PERCENT- AGE OF ORDINARY INCOME DISTRIBUTION. INTEREST RELATED DIVIDENDS IS EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE OF THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT TERM CAPITAL GAIN DIVIDEND" AND IS REFLECTED AS A PERCENTAGE OF SHORT TERM CAPITAL GAIN DISTRIBUTION THAT IS EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.


THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2016. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2016 FORM 1099-DIV.

                                     NOTES

                              SAROFIM EQUITY FUND
                                  P.O. Box 588
                               Portland, ME 04112
                                 1-855-727-6346

                                    ADVISER:
                              Fayez Sarofim & Co.
                               Two Houston Center
                         909 Fannin Street, Suite 2907
                              Houston, Texas 77010

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

                                                                 SAR-AR-001-0300

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                     2016                                                        2015
------------------------------------------------------------------------------------------------------------------------------------
                All fees and      All fees and         All other            All fees and      All fees and         All other
                services to       services to          fees and             services to       services to          fees and
                the Trust         service              services to          the Trust         service              services to
                that were         affiliates that      service              that were         affiliates           that service
                pre-              were pre-            affiliates that      pre-              were pre-            affiliates that
                approved          approved             did not              approved          approved             did not
                                                       require                                                     require
                                                       pre-approval                                                pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit       $50,400              $0                   $0                 $47,700             $0                    $0
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-         $0                $0                   $0                    $0               $0                    $0
    Related
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax            $0                $0                   $0                    $0            $126,345                 $0
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All            $0                $0                   $0                    $0               $0                    $0
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit            $21,945              N/A               N/A             $22,680             N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-             N/A                N/A               N/A               N/A               N/A               N/A
    Related
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax                N/A                N/A               N/A               N/A               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All                N/A                N/A               N/A               N/A               N/A               N/A
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by Deloitte & Touche LLP ("D&T") related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit               $0                N/A                N/A               $0               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-             N/A                N/A                N/A              N/A               N/A               N/A
    Related
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax                 $0                N/A                N/A               $0               N/A               N/A
    Fees
------------------------------------------------------------------------------------------------------------------------------------
(d) All                N/A                N/A                N/A              N/A               N/A               N/A
    Other
    Fees
------------------------------------------------------------------------------------------------------------------------------------

Fees billed by BBD, LLP ("BBD") related to the Trust BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          2016                                                  2015
------------------------------------------------------------------------------------------------------------------------------------
                     All fees and      All fees and      All other         All fees and      All fees and      All other
                     services to       services to       fees and          services to       services to       fees and
                     the Trust         service           services to       the Trust         service           services to
                     that were         affiliates        service           that were         affiliates        service
                     pre-              that were         affiliates        pre-              that were         affiliates
                     approved          pre-              that did not      approved          pre-              that did not
                                       approved          require                             approved          require
                                                         pre-approval                                          pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a)     Audit           $0                N/A               N/A                $0               N/A               N/A
        Fees
------------------------------------------------------------------------------------------------------------------------------------
(b)     Audit-          N/A               N/A               N/A               N/A               N/A               N/A
        Related
------------------------------------------------------------------------------------------------------------------------------------
(c)     Tax             N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------------------------------------------------------------------------------------------------------------------------------------
(d)     All             N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------------------------------------------------------------------------------------------------------------------------------------

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant 's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the

Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (PwC):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (E&Y):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (D&T):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre- approval requirement were as follows (BBD):

             ------------------------------------------------------
                                          2016           2015
             ------------------------------------------------------
             Audit-Related Fees            0%             0%
             ------------------------------------------------------
             Tax Fees                      0%             0%
             ------------------------------------------------------
             All Other Fees                0%             0%
             ------------------------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d
-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a -2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund

By (Signature and Title)*                 /s/ Michael Beattie
                                          --------------------------
                                          Michael Beattie, President

Date: March 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Michael Beattie
                                          --------------------------
                                          Michael Beattie, President

Date: March 8, 2017


By (Signature and Title)*                 /s/ Stephen Connors
                                          ----------------------------
                                          Stephen Connors,
                                          Treasurer, Controller & CFO


Date: March 8, 2017

* Print the name and title of each signing officer under his or her signature.